UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Fund, Inc.

(Exact name of Registrant as specified in charter)

470 Park Avenue South,

New York, NY 10016

(Address of principal executive offices)

(646) 291-2300

(Registrant’s telephone number, including area code)

Jay Kesslen

Horizon Kinetics, LLC

470 Park Avenue South

New York, NY 10016

(Name and address of agent for service of process)

(646) 291-2300

(Agent’s telephone number, including area code)

Date of fiscal year end: December 31

December 31, 2024

(Date of reporting period)

Item 1. Annual Report to Shareholders

(a) The Report to Shareholders is attached herewith.

Renn Fund, Inc.

Annual Report

December 31, 2024

RENN Fund, Inc.

TABLE OF CONTENTS
December 31, 2024

Shareholder Letter	1
Performance Summary	3
Consolidated Financial Statements:
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Financial Highlights	11
Consolidated Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	23
Other Information	24
Directors and Officers	29
Service Providers	32

RENN Fund, Inc.

Shareholder Letter

December 31, 2024 (Unaudited)

Dear Shareholders,

We are pleased to present the Renn Fund Inc. (“Fund”) Annual Report for the twelve-month period ending December 31, 2024. The Fund generated strong returns for the year, despite our cautious view on the broader equity market. The U.S. economy has been resilient in spite of elevated interest rates and economic stagnation across most of the development world. U.S. economic (GDP) growth is estimated to have been 5.3% for the year, which supported corporate profits (before tax) growth of over 10%.

This growth was heavily influenced by a $1.8 trillion budget deficit for the 2024 fiscal year (ended September 30) which is equivalent to 6.4% of U.S. GDP. This level of spending was once unprecedented outside of major military engagements, even during times of economic crisis. However, the current deficit was run during an economic expansion with unemployment averaging less than 4% and corporate profits at an all-time high. The deficit has been funded through the issuance of U.S. federal debt, with an ever-rising associated interest expense, which has now surpassed $1 trillion per year.

The financial system requires continuous nominal growth and liquidity in order to continue functioning. Central bankers have implicitly acknowledged this by providing capital (liquidity) in periods of distress to prevent an economic contraction. This does little to address the root cause of the problems, which will only grow with each subsequent government intervention. The U.S. Dollar counterintuitively continues to surge in value due to its global reserve currency status. However, the U.S. Dollar “value” is quoted against a basket of other currencies, which have similar structural debt/deficit issues. U.S. inflation remains elevated at approximately 2.9% for the year, hence domestic 10-year bonds are amongst the highest in the developed world. The Dollar has surged as compared to the Euro, Yen, and Pound, but it continues to depreciate against gold, bitcoin and other “money alternatives.”

Capital has a propensity to seek out scarce assets that can preserve value, particularly during periods of instability and monetary debasement. This process is well underway in many financial assets, ranging from real estate to equities, where prices have been bid up to levels that will dilute future returns. The next outlet for this capital will likely be hard assets – and this is precisely where the Fund has concentrated its exposure.

Texas Pacific Land Corporation (“TPL”) is the largest position in the Fund, and largest contributor to performance for 2024. TPL distinguishes itself from other energy royalty companies by its vast surface acreage ownership in the Permian Basin. Energy royalties are tremendous assets that generate high margin, passive cash flows related to oil and gas extraction. However, the returns are finite based on the quantities of hydrocarbons and the respective prices of oil and gas. Surface land is a perpetual asset with emergent potential revenue streams over time. “Ranch” land in the Permian Basin was once only viable for generating revenue from cattle grazing, but this expanded into energy infrastructure, and later water infrastructure. Now the Permian appears to be poised to lead in the development of large-scale datacenters to facilitate the development of artificial intelligence (A.I.) technologies. The amount of capital being devoted to this development is staggering, and land, water and power may prove to be limiting factors. West Texas is uniquely positioned to offer large scale amounts of each, at the lowest cost.

FitLife Brands, Inc. is the second largest position in the Fund, and second largest contributor to performance in 2024. The company was originally a “turn-around” investment as a new management team needed to manage declining sales of the core business amidst a shift in omnichannel sales distribution. The new management team has taken the business from being overleveraged, generating negative EBITDA and highly dependent on third party retail distribution, to a highly profitable, growing direct to consumer health supplement supplier. The market has recognized this progress, and the shares trade at over 6x the price levels when the turnaround process began. We continue to view that shares favorably trading at over a 10% free cash flow yield despite strong organic growth potential for years ahead.

LandBridge Company LLC is the third largest position in the Fund, and the third largest contributor to performance. The company is a new portfolio position this year, as it only came public in the summer of 2024. Landbridge owns and operates a Permian Basin land portfolio, but with a specific priority to for water infrastructure. The company leases much of its surface land to an affiliated company (WaterBridge) of its sponsor company (Five Point Energy), that develops the water transportation, treatment, and disposal systems. Water is a crucial input used in the fracking of oil and gas wells. The wells also produce enormous volumes of “formation” water output along with the oil and gas. The latter water must be treated and or disposed of, which requires a large network of pipelines for transportation and containment wells for disposal. This dynamic will drive organic growth for decades due to the rising water intensity of drilling as the wells age, and operator drilling into deeper formations with higher pressure. Water infrastructure requirements will only increase with datacenter and power generation development in the region.

RENN Fund, Inc.

Shareholder Letter (Continued)
December 31, 2024 (Unaudited)

Apyx Medical Corporation, the fourth largest position in the Fund, was the only material detractor to returns for the year. The company has a proprietary “advanced energy” technology that is primarily marketed under the Renuvion brand for various applications in cosmetic surgery. The product has gained market adoption, but inconsistently, hence scale and profitable operations remain elusive. The company continues to seek new applications for the technology including pending approval for a body contouring application. Apyx remains sub-scale, but with the appropriate products lines, we believe that a larger firm with an integrated sales force can profitably commercialize the products.

RENN Fund, Inc.

Performance Summary

December 31, 2024 (Unaudited)

Comparison of a Hypothetical $10,000 Investment
in the RENN Fund, Inc. and the S&P 500 Index*
For the Period July 1, 2017* through December 31, 2024

Average Annual Total Returns For the periods ended December 31, 2024
	One Year	Five Year	Average Annual Since Inception*
RENN Fund, Inc.	40.33%	6.26%	8.57%
S&P 500 Index	25.02%	14.53%	14.49%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Horizon Kinetics Asset Management LLC began serving as the Fund’s investment advisory on July 1, 2017. Previous periods during which time the Fund was advised by another investment advisor are not shown. Fund plot points and total returns are based on net change in NAV, assuming reinvestment of distributions. The Fund’s results as shown are net of fees. The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares. The S&P 500 Index is unmanaged and its returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. Investors cannot invest directly in an index.

RENN Fund, Inc.

Consolidated Schedule of Investments

As of December 31, 2024

Shares or Principal Amount	Company	Cost	Value
	MONEY MARKET FUNDS – 22.46%
85,506	Fidelity Government Cash Reserves Portfolio - Institutional Class, 4.63%	$85,506	$85,506
4,224,762	Fidelity Investment Money Market Funds Government Portfolio - Institutional Class, 4.83%	4,224,762	4,224,762

	Total Money Market Funds	4,310,268	4,310,268

	CONVERTIBLE BONDS – 0.00%
	Oil and Gas – 0.00%
1,000,000	PetroHunter Energy Corporation 8.50% Maturity 12/31/2014(1)(2)(5)	540,225	—

	Total Convertible Bonds	540,225	—

	COMMON EQUITIES – 76.56%
	Accomodations – 0.24%
2,000	Civeo Corp.	54,150	45,440

	Asset Management – 0.17%
973	Associated Capital Group, Inc. - Class A	40,594	33,334

	Communication Services – 0.06%
400	IG Port, Inc.(4)	6,557	6,132
200	TOEI Animation Co. Ltd.(4)	4,839	4,493
		11,396	10,625

	Financial Services – 0.19%
2,000	DigitalBridge Group, Inc.	29,717	22,560
2	Fairfax Financial Holdings Ltd.	2,734	2,780
400	Fairfax India Holdings Corp.(2)(4)	6,454	6,402
2	White Mountains Insurance Group, Inc.	3,456	3,890
		42,385	35,632

	Hospitality – 1.01%
7,300	Carnival Corp.(2)	104,635	181,916
50	Royal Caribbean Ltd.	2,940	11,535
		107,575	193,451

	COMMON EQUITIES – 76.56% (Continued)
	Metal Mining – 3.60%
580	Franco-Nevada Corp.	$83,192	$68,202
18,934	Mesabi Trust	519,112	532,234
4	Anglo American PLC	62	59
1,640	Wheaton Precious Metals Corp.	68,954	92,234
		671,320	692,729

	Medicinal Chemicals and Botanical Products – 13.12%
77,228	FitLife Brands, Inc.(2)	9,131,687	2,517,633

	Oil and Gas – 35.94%
62	Aris Water Solutions, Inc. - Class A	1,571	1,485
1,400	Liberty Energy, Inc.	27,247	27,846
19,315	Permian Basin Royalty Trust	299,138	214,010
808,445	PetroHunter Energy Corporation(1)(2)(5)	101,056	—
16,302	PrairieSky Royalty Ltd.(4)	207,008	317,875
100	Sabine Royalty Trust	8,002	6,481
5,724	Texas Pacific Land Corp.	1,079,738	6,330,515
		1,723,760	6,898,212

	Other Financial Investment Activities – 1.80%
81,100	Urbana Corp.(4)	292,398	317,630
6,700	Urbana Corp. Class A(4)	22,434	26,940
		314,832	344,570

	Real Estate – 7.22%
21,448	Landbridge Company LLC	368,273	1,385,541

	Securities and Commodity Exchanges – 1.13%
720	Bakkt Holdings, Inc.(2)	16,978	17,834
3,000	CNSX Markets, Inc.(1)(2)(3)(4)	13,502	11,207
240	Intercontinental Exchange, Inc.(4)	30,806	35,762
14,000	Miami International Holdings, Inc.(1)(2)(3)	105,000	152,180
		166,286	216,983

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 3.16%
1,481	Grayscale Bitcoin Mini Trust(2)	31,232	62,009
4	Grayscale Ethereum Classic Trust(2)	46	43
7,282	Grayscale Bitcoin Trust(2)	249,806	539,014
114	iShares Bitcoin Trust(2)	4,037	6,048

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2024

Shares or Principal Amount	Company	Cost	Value
	COMMON EQUITIES – 76.56% (Continued)
	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 3.16% (Continued)
4	iShares Silver Trust ETF(2)	$111	$105
		285,232	607,219
	Live Sports (Spectator Sports) – 1.46%
5,091	Big League Advance, LLC.(1)(2)(3)	280,000	280,005

	Surgical & Medical Instruments & Apparatus – 5.06%
615,000	Apyx Medical Corp.(2)	1,470,958	971,700

	Technology Services – 2.21%
1,048	CACI International, Inc. – Class A.(2)	296,486	423,455

	Utilities – 0.19%
3,700	Hawaiian Electric Industries, Inc.(2)	37,455	36,001

	Total Common Equities	15,002,365	14,692,530

	OPEN ENDED MUTUAL FUNDS – 0.14%
824	Kinetics Spin-Off and Corporate Restructuring Fund(6)	13,168	26,648

	Total Open Ended Mutual Funds	13,168	26,648

	PREFERRED STOCKS – 0.97%
30,966	Diamond Standard, Inc.(1)(2)(3)	185,798	185,798

	Total Preferred Stocks	185,798	185,798

	WARRANTS – 0.04%
	Diamond Standard, Inc., Exercise Price: $9.00,
837	Expiration Date: January 15, 2026(1)(2)(3)	$—	$—
	Miami International Holdings, Inc., Exercise Price: $7.50,
2,132	Expiration Date: March 31, 2026(1)(2)(3)	—	7,249

	Total Warrants	—	7,249

TOTAL INVESTMENTS – 100.17%		20,051,824	19,222,493
LIABILITIES LESS OTHER ASSETS – -0.17%			(32,770)
NET ASSETS - 100.00%			$19,189,723

Shares or Principal Amount	Company	Proceeds	Value
	SECURITIES SOLD SHORT – 0.08%
	EXCHANGE TRADED FUNDS – 0.08%
(79)	Direxion Daily Gold Miners Index Bear 2X Shares ETF	$(6,319)	$(5,432)
(180)	Direxion Daily Junior Gold Miners Index Bear 2X Shares ETF	(6,287)	(5,557)
(475)	Direxion Daily S&P Biotech Bear 3X Shares ETF	(3,266)	(3,444)
(14)	ProShares Ultra VIX Short-Term Futures ETF(2)	(1,004)	(290)
(4)	ProShares UltraShort ETF(2)	(159)	(168)
(6)	ProShares UltraShort Bloomberg Natural Gas ETF(2)	(241)	(256)
(5)	ProShares VIX Short-Term Futures ETF(2)	(545)	(410)

	Total Exchange Traded Funds	(17,821)	(15,557)

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2024

Shares or Principal Amount	Company	Proceeds	Value
	SECURITIES SOLD SHORT – 0.08% (Continued)
	EXCHANGE TRADED NOTES – 0.00%
(16)	iPath Series B S&P VIX Short-Term Futures ETN(2)	$(1,344)	$(733)

	Total Exchange Traded Notes	(1,344)	(733)

	TOTAL SECURITIES SOLD SHORT – 0.08%	$(19,165)	$(16,290)

(1)	See Annual Report Note 5 - Fair Value Measurements.

(2)	Non-Income Producing.

(3)

Big League Advance, LLC., CNSX Markets, Inc., Diamond Standard, Inc. and Miami International Holdings, Inc. are each currently a private company. These securities are illiquid and valued at fair value.

(4)	Foreign security denominated in U.S. Dollars.

(5)	The PetroHunter Energy Corporation (“PetroHunter”) securities are in bankruptcy. The securities are valued at fair value.

(6)	Affiliated security, given that the security is managed by the same Investment Advisor as the Fund.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2024

Security Type/Sector	Percent of Total Net Assets
Money Market Funds	22.46%
Convertible Bonds	0.00%
Common Equities
Accommodations	0.24%
Asset Management	0.17%
Communication Services	0.06%
Financial Services	0.19%
Hospitality	1.01%
Metal Mining	3.60%
Medicinal Chemicals and Botanical Products	13.12%
Oil and Gas	35.94%
Other Financial Investment Activities	1.80%
Real Estate	7.22%
Securities and Commodity Exchanges	1.13%
Securities, Commodity Contracts and Other Financial Investments and Related Activities	3.16%
Live Sports (Spectator Sports)	1.46%
Surgical & Medical Instruments & Apparatus	5.06%
Technology Services	2.21%
Utilities	0.19%
Total Common Equities	76.56%
Open Ended Mutual Funds	0.14%
Preferred Stocks	0.97%
Warrants	0.04%
Total Investments	100.17%
Liabilities Less Other Assets	(0.17%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Assets and Liabilities

December 31, 2024

ASSETS
Investments in securities, at value:
Unaffiliated investments (cost $20,038,656)	$19,195,845
Affiliated investments (cost $13,168)	26,648
Cash	2,338
Cash held at broker	31,018
Receivables:
Dividends and interest receivable	20,662
Prepaid expenses and other assets	7,418
Total assets	19,283,929

LIABILITIES
Securities sold short, at value (proceeds $19,165)	16,290
Payables:
Auditing fees	37,000
Fund administration and accounting fees	17,352
Printing and postage	8,365
Legal expense	6,592
Custody fees	5,951
Investment securities purchased	1,137
Accrued other expenses	1,519
Total liabilities	94,206

NET ASSETS	$19,189,723

Paid-in-capital	33,233,193
Total accumulated deficit	(14,043,470)
NET ASSETS	$19,189,723

Shares outstanding no par value (unlimited shares authorized)	7,015,786

Net asset value, offering and redemption price per share	$2.74

Market Price Per Common Share	$2.23

Market Price (Discount) to Net Asset Value Per Common Share	(18.61)%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Operations

For the Year Ended December 31, 2024

INVESTMENT INCOME
Income
Dividends from unaffiliated investments (net of withholding tax of $12,643)	$134,381
Dividends from affiliated investments (net of withholding tax of $-)	335
Interest	236,708
Total investment income	371,424

Expenses
Fund accounting and administration fees	97,001
Professional fees	33,000
Custody fees	28,609
Shareholder reporting fees	22,857
Transfer agent fees and expenses	22,000
Insurance fees	18,469
Directors’ fees	18,000
Stock exchange listing fees	17,500
Miscellaneous expenses	15,402
Dividends on securities sold short	336
Total expenses	273,174
Net investment income	98,250

Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Unaffiliated Investments	(21,273)
Securities sold short	29
Distributions received from affiliated investment companies	985
Foreign currency transactions	(151)
Net realized gain	(20,410)
Net change in unrealized appreciation/depreciation on:
Unaffiliated Investments	5,419,465
Affiliated Investments	11,355
Securities sold short	669
Foreign currency translations	(8)
Net change in unrealized appreciation/depreciation	5,431,481
Net realized and unrealized gain	5,411,071

Net Increase in Net Assets from Operations	$5,509,321

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment income	$98,250	$9,983
Net realized loss on investments, securities sold short, long term capital gain on mutual fund and foreign currency transactions	(20,410)	(40,545)
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	5,431,481	(854,030)
Net increase (decrease) resulting from operations	5,509,321	(884,592)

Distributions to Shareholders
From net investment income	(156,950)	(106,408)
Net decrease resulting from distributions	(156,950)	(106,408)

Total increase (decrease) in net assets	5,352,371	(991,000)

Net Assets
Beginning of period	13,837,352	14,828,352
End of period	$19,189,723	$13,837,352

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Financial Highlights

For a capital share outstanding throughout each period
	For the Year Ended December 31,
	2024	2023	2022		2021	2020
Net asset value, beginning of period	$1.97	$2.11	$2.85		$1.99	$2.08
Income from Investment Operations:
Net investment income (loss)(1)	0.01	0.00 (2)	(0.00	)(2)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.78	(0.12)	(0.65)		0.91	(0.06)
Total from investment operations	0.79	(0.12)	(0.65)		0.88	(0.09)

Less Distributions:
From net investment income	(0.02)	(0.02)	0.00	(2)	(0.02)	—
Total distributions	(0.02)	(0.02)	0.00		(0.02)	—

Capital Share Transactions
Dilutive effect of rights offering	—	—	(0.09	)(4)	—	—

Net asset value, end of period	$2.74	$1.97	$2.11		$2.85	$1.99
Per-share market value, end of period	$2.23	$1.71	$1.81		$2.65	$1.71

Total net asset value return(3)	40.33%	(5.82%)	(25.82%)		44.40%	(4.33%)
Total market value return(3)	31.58%	(4.70%)	(31.62%)		56.40%	4.25%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$19,190	$13,837	$14,828		$16,979	$11,858

Ratio of expenses to average net assets(5)	1.68%	1.87%	1.55%		1.45%	2.35%
Ratio of net investment income (loss) to average net assets(5)	0.60%	0.07%	(0.12%)		(1.01%)	(1.64%)

Portfolio turnover rate	2%	3%	2%		14%	1%

(1)	Based on average shares outstanding for the period.

(2)	Rounds to less than 0.005.

(3)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Represents the impact of the Fund’s rights offering of 1,063,830 common shares in January 2022 at a subscription price based on a formula. See Note 11 for more information.

(5)	The expense and net investment income (loss) ratios do not nclude income or expenses of the exchanged traded funds or open end mutual fund in which the Fund invests.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Notes to Financial Statements

As of December 31, 2024

Note 1 – Organization

RENN Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide shareholders with above-market rates of return through capital appreciation and income by a long-term, value oriented investment process that invests in a wide variety of financial instruments, including but not limited to, common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds and exchange traded notes, and other instruments. In addition, the Fund may sell short stocks, exchange traded funds and exchange traded notes.

Horizon Kinetics Asset Management LLC (“Horizon” or the “Investment Advisor”), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics Holding Corporation (“Horizon Kinetics”)(OTC: HKHC), serves as the Fund’s investment manager and is responsible for the Fund’s investment portfolio, subject to the supervision of the Board of Directors. Horizon has served as the Fund’s investment advisor since July 1, 2017.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(a) Consolidation of Subsidiary

On December 5, 2017, The Renn Fund, Inc. (Cayman) (the “Subsidiary”) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of December 31, 2024 total assets of the Fund were $19,283,929, of which $1,264,561, or approximately 6.56%, represented the Fund’s ownership of the Subsidiary.

The Fund can invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked, bitcoin, and other cryptocurrency linked instruments consistent with the Fund’s investment objectives and policies. By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and net capital gains will be included each year in the Fund’s investment company taxable income.

(b) Valuation of Investments

All investments are stated at their estimated fair value, as described in Note 5.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2024

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Fund follows the provisions of Accounting Standards Codification ASC 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), which requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2021 through 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities may be segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2024

(g) Short-Term Investments

The Fund invested a significant amount (22.46% of its net assets as of December 31, 2024) in the Fidelity Investment Money Market Government Portfolio Fund (“FIGXX”). FIGXX normally invests at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. FIGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FIGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FIGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FIGXX.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2024 annual report of Fidelity Investment Money Market Government Portfolio Fund was 0.18%.

Note 3 – Principal Investment Risks

Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund. The below does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.

Liquidity Risks: The Investment Advisor may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the advisor deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Private Issuer Risks: In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of our Investment Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Advisor is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Interest Rate Risk: When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Distressed Debt Risks: An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantial delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

Bitcoin Risk: The value of the Fund’s investment in the Grayscale Bitcoin Trust is subject directly to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2024

that could adversely affect the Fund’s direct investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

Short-Selling Risk: The Fund can sell securities short to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”). A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund may incur interest or other expenses in selling securities short and such expenses are investment expenses of the Fund.

Investments in Leveraged/Inverse ETFs and ETNs: The Fund may invest long or short in leveraged/inverse ETFs and ETNs. Leveraged/inverse ETFs and ETNs are designed for investors who seek leveraged long or leveraged inverse exposure, as applicable, to the daily performance of an index. These instruments do not guarantee any return of principal and do not pay any interest during their term. In general, investors will be entitled to receive a cash payment, upon early redemption or upon acceleration, as applicable, that will be linked to the performance of an underlying index, plus a daily accrual and less a daily investor fee. Investors should be willing to forgo interest payments and, if the index on which the ETF or ETN is based declines or increases, as applicable, be willing to lose up to 100% of their investment. In many instances a leveraged or inverse ETF or ETN will seek to provide an investor with a corresponding multiple of the index it tracks (e.g., a three times leveraged long ETF that tracks the S&P 500 Index seeks to provide investors with three times the positive rate of return of the S&P 500 Index on a daily basis). Such ETFs and ETNs are very sensitive to changes in the level of their corresponding index, and returns may be negatively impacted in complex ways by the volatility of the corresponding index on a daily or intraday basis.

Sector Concentration Risk: The Fund may, at certain times, have concentrations in one or more sectors which may cause the Fund to more sensitive to economic changes or events occurring in those sectors. As of December 31, 2024, the Fund had 35.94% invested in the Oil and Gas sector.

Oil and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by natural disasters or other catastrophes, economic conditions, government regulation, etc.

Note 4 – Investment Advisory Agreement

The Fund entered in to an Investment Advisor Agreement (the “Agreement”) with Horizon. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

Note 5 - Fair Value Measurements

Investments are carried at fair value, as determined in good faith by Horizon, the Fund’s Board of Directors’ valuation designee. The fair values reported are subject to various risk including changes in the equity markets, general economic conditions, and the financial performance of the companies. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the fair value of investment securities, it is possible that the amounts reported in the accompanying financial statements could change materially in the near term.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2024

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities, and warrants. These securities may be unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

On a daily basis, as is necessary, Horizon prepares a valuation to determine fair value of the investments of the Fund. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation. Thinly traded unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation, less a marketability discount as determined appropriate by the Fund Managers and approved by the Board of Directors.

Restricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

The unlisted preferred stock of companies with common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Advisor will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2024

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets
Convertible Bonds	$—	$—	$—	$—
Common Equities	14,249,138	—	443,392	14,692,530
Money Market Funds	4,310,268	—	—	4,310,268
Open Ended Mutual Funds	26,648	—	—	26,648
Preferred Stocks	—	—	185,798	185,798
Warrants	—	—	7,249	7,249
Total Investments	$18,586,054	$—	$636,439	$19,222,493

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Exchange Traded Funds	$15,557	$—	$—	$15,557
Exchange Traded Notes	733	—	—	733
Total Liabilities	$16,290	$—	$—	$16,290

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Convertible Bonds	Common Equities	Preferred Stocks	Warrants	Total
Beginning balance December 31, 2023	$—	$424,205	$185,798	$7,104	$617,107
Transfers into Level 3 during the period	—	—	—	—	—
Change in unrealized appreciation/(depreciation)	—	5,685	—	145	5,830
Total realized gain/(loss)	—	—	—	—	—
Purchases	—	13,502	—	—	13,502
Sales	—	—	—	—	—
Return of capital distributions	—	—	—	—	—
Transfers out of Level 3 during the period	—	—	—	—	—
Ending balance December 31, 2024	$—	$443,392	$185,798	$7,249	$636,439

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2024

Investments in portfolio companies are being classified as Level 3. At December 31, 2024, Petrohunter Energy Corporation was valued at $0 due to bankruptcy proceedings and thus qualifies as a Level 3 security. Also at December 31, 2024, Big League Advance, LLC., CNSX Markets, Inc., Diamond Standard, Inc., and Miami International Holdings, Inc. were private companies and shares and/or warrants are illiquid, thus qualifying as Level 3 securities. The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for these investments classified as Level 3 as of December 31, 2024:

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Unobservable Input*	Input Range	Valuation Weighted Average of Input	Value at 12/31/24	Impact to Valuation from an Increase in Input**
Petrohunter Energy Corporation
Convertible Bond	Asset Approach	Bankruptcy Recovery	$0.00	$0.00	$0	Increase
Common Stock	Asset Approach	Bankruptcy Recovery	$0.00	$0.00	$0	Increase
Big League Advance, LLC
Common Stock	Cost Approach	Precedent Transaction	$55.00	$55.00	$280,005	Increase
Diamond Standard, Inc.
Preferred Stock	Cost Approach	Precedent Transaction	$6.00	$6.00	$185,798	Increase
Warrant	Black Scholes Method	Volatility	10%	10%	$0	Decrease
Miami International Holdings, Inc.
Common Stock	Discounted Cash Flow	Volatility	16.8%	$10.87	$152,180	Decrease
	Option Pricing Model	Discount for Lack of Marketability	5%
		Weighted Average Cost of Capital	13.5%
		Years to Maturity	6.5
		Risk-Free Rate	4.2%
Warrant	Discounted Cash Flow	Volatility	34.6%	$3.40	$7,249	Decrease
	Option Pricing Model	Discount for Lack of Marketability	10%
		Weighted Average Cost of Capital	13.5%
		Years to Maturity	6.5
		Risk-Free Rate	4.2%
CNSX Markets, Inc.	Discounted Cash Flow	Public Company Method	$6.10 - 6.54	$3.74	$11,207	Increase

*

The Investment Advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2024

may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

**

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise.

Note 6 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities, or any investment which is advised or sponsored by the advisor. In this instance, affiliation is based on the fact that the Kinetics Spin-off and Corporate Restructuring Fund is advised by Horizon, the same Investment Advisor to the Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of June 30, 2023 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

							Dividends and Distributions
Name of Issuer and Title of Issue	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Capital Gains	Income
Kinetics Spin-off and Corporate
Restructuring Fund	$15,293	$—	$—	$—	$11,355	$26,648	$985	$335
Total	$15,293	$—	$—	$—	$11,355	$26,648	$985	$335

Name of Issuer and Title of Issue	Shares Beginning of Period	Purchases	Sales Proceeds	Stock Split	Shares End of Period
Kinetics Spin-off and Corporate
Restructuring Fund	824	—	—	—	824
Total	824	—	—	—	824

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2024

Note 7 – Federal Income Tax Information

At December 31, 2024, gross unrealized appreciation and depreciation on investments and securities sold short, based on cost for federal income tax purposes, were as follows:

Cost of investments	$19,975,569
Gross unrealized appreciation	$7,164,222
Gross unrealized depreciation	(7,933,588)
Net unrealized depreciation	$(769,366)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in grantor trusts and passive foreign investment companies (PFICs).

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid-in Capital	Distributable Earnings/(Deficit)
$(4,944)	$4,944

As of December 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,333
Undistributed long-term capital gains	—
Tax accumulated earnings	1,333
Accumulated capital and other losses	(13,275,422)
Net unrealized depreciation on investments	(769,366)
Net unrealized appreciation on foreign currency translations	(15)
Total accumulated deficit	$(14,043,470)

As of December 31, 2024, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$125,559
Long-term	13,149,863
$13,275,422

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

During the tax year ended December 31, 2024, the Fund utilized $4,681 of its short-term non-expiring capital loss carryforward.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2024

The tax character of distributions paid during the tax years ended December 31, 2024 and 2023 were as follows:

Distributions paid from:	2024	2023
Ordinary income	$156,950	$106,408
Net long-term capital gains	—	—
Total distributions paid	$156,950	$106,408

Note 8 – Investment Transactions

For the year ended December 31, 2024, purchases and sales of investments, excluding short-term investments, were $705,392 and $264,904, respectively. There were no securities sold short or securities covered for the same period.

Note 9 – Borrowings

The Fund has entered into a margin agreement with Fidelity Brokerage Services, LLC, which allows the Fund to borrow money. The margin agreement is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain asset coverage in relation to any borrowed amount.

The Fund did not utilize the Fidelity Brokerage Services LLC margin account during the year ended December 31, 2024. At December 31, 2024 the Fund had no outstanding borrowings under the margin account.

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Capital Share Transactions

On January 21, 2022, the Fund issued 1,063,830 common shares in connection with a rights offering. Stockholders of record December 10, 2021 were issued non-transferable rights for every share owned on that date. The subscription price was equal to lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the expiration date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration date. The final subscription price was $1.98 per share, which resulted in proceeds to the Fund of $2,106,383, which included securities transferred in kind with a market value of $171,162. Horizon paid all expenses relating to the offering.

The subscription price was equal to lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the expiration Date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration Date. The final subscription price was $1.47 per share, which resulted in proceeds to the Fund of $2,187,343. Horizon paid all expenses relating to the offering.

Note 12 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2024

as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will recur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Note 13 – Recent Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). This change is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements. The amendments are effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. Management has evaluated the impact of adopting this guidance with respect to the financial statements and disclosures and determined there is no impact for the Funds.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

RENN Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of RENN Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of RENN Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated statement of cash flows for the year then ended, and the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2024, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, the consolidated cash flows for the year then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2017.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, brokers and private companies; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2025

RENN Fund, Inc.

Other Information

December 31, 2024 (Unaudited)

Qualified Dividend Income

For the year ended December 31, 2024, 61.44% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended December 31, 2024, 58.75% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. A copy of each such Form N-PORT is available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request by calling collect (646) 495-7330. You may also obtain the description on the Fund’s website at www.horizonkinetics.com

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 495-7330 and on the SEC’s website at www.sec.gov.

Matters Submitted for Shareholder Votes

During the six-month period covered by this report, issues were presented to the shareholders for their vote at a Meeting of Shareholders on September 12, 2024.

The record date for determination of shareholders entitled to vote was July 15, 2024. As of the record date, there were outstanding 7,015,786 shares of the Fund’s Common Stock, constituting all the outstanding voting securities of the Fund. Each such share was entitled to one vote. At the Meeting, the holders of 5,402,226 shares, or 77%, of the Fund’s Common Stock were represented in person or by proxy, constituting a quorum.

For all Proposals, percentages shown are based on the number of the outstanding voting securities of the Fund. The issues presented and the results of the voting thereon are as follows:

Proposal One - At the Annual Meeting, a vote by ballot was taken to elect Douglas J. Cohen as a Director of the Fund, who is to hold office for a term of one (1) year or until his successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee: Douglas J. Cohen

Votes For
3,789,467 (70.15%)

Votes
Against
655,170 (9.34%)

Votes
Abstaining
957,589 (13.65%)

RENN Fund, Inc.

other information (Continued)
December 31, 2024 (Unaudited)

Broker
Non-Votes
0

Proposal Two - At the Annual Meeting, a vote by ballot was taken to elect Murray Stahl as a Director of the Fund, who is to hold office for a term of one (1) year or until his successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee: Murray Stahl

Votes For
3,799,335 (70.33%)

Votes
Against
1,593,472 (22.71%)

Votes
Abstaining
9,419 (0.13%)

Broker
Non-Votes
0

Proposal Three - At the Annual Meeting, a vote by ballot was taken to elect Russell Cleveland as a Director of the Fund, who is to hold office for a term of one (1) year or until his successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee: Russell Cleveland

Votes For
3,510,170 (64.98%)

Votes Against
1,880,755 (26.81%)

Votes
Abstaining
11,031 (0.16%)

Broker
Non-Votes
0

Proposal Four - At the Annual Meeting, a vote by ballot was taken to elect Alice C. Brennan as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee: Alice C. Brennan

Votes For
3,807,677 (70.48%)

RENN Fund, Inc.

other information (Continued)
December 31, 2024 (Unaudited)

Votes Against
645,167 (9.20%)

Votes
Abstaining
949,382 (13.53%)

Broker
Non-Votes
0

Proposal Five - At the Annual Meeting, a vote by ballot was taken to elect Eric Sites as a Director of the Fund, who is to hold office for a term of one (1) year or until his successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee: Eric Sites

Votes For
3,797,852 (70.30%)

Votes Against
646,785 (9.22%)

Votes
Abstaining
957,589 (13.65%)

Broker
Non-Votes
0

Proposal Six - At the Annual Meeting, a vote by ballot was taken to elect Anita L. Allen as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee: Anita L. Allen

Votes For
4,419,413 (81.81%)

Votes Against
33,431 (0.48%)

Votes
Abstaining
949,382 (13.53%)

Broker
Non-Votes
0

Proposal Seven - At the Annual Meeting, a vote by ballot was taken to elect Melinda J. Newman as a Director of the Fund, who is to hold office for a term of one (1) year or until her successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

RENN Fund, Inc.

other information (Continued)
December 31, 2024 (Unaudited)

Nominee: Melinda J. Newman

Votes For
4,422,267 (81.86%)

Votes Against
33,472 (0.48%)

Votes
Abstaining
946,487 (13.49%)

Broker
Non-Votes
0

Proposal Eight - At the Annual Meeting, a vote by ballot was taken for the ratification of the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ended December 31, 2024. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted with respect to the proposal and do hereby declare and certify that the votes cast for the ratification of the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ended December 31, 2024 were as follows:

Votes For
4,421,454 (81.85%)

Votes Against
33,472 (0.48%)

Votes
Abstaining
947,300 (13.50%)

Broker
Non-Votes
0

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered and held by the Fund’s transfer agent in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis. Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested. You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, Equiniti Trust Company, LLC (“EQ”), You may terminate participation by notifying the Plan Agent in writing. If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately. Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, Equiniti Trust Company, LLC (“EQ”)., whose telephone number is (718) 921-8200 extension 6412 and whose address is 48 Wall Street, Floor 23, New York, NY 10005.

Consideration of the Investment Advisory Agreement

At a meeting of the Board of Directors held on June 6, 2024, the Directors, by a unanimous vote (including a separate vote of those Directors who are not “interested persons” (as the term is defined in the 1940 Act), approved the Investment Advisory Agreement (“Advisory Agreement”) for the Renn Fund, Inc.

RENN Fund, Inc.

other information (Continued)
December 31, 2024 (Unaudited)

In approving the Advisory Agreement, the Fund’s Board of Directors reviewed certain materials furnished by Horizon Kinetics Asset Management LLC (“Horizon Kinetics”), which included information on Horizon Kinetics’ investment approach, including the strategy for the Fund. In approving the Advisory Agreement, the Board of Directors considered a number of factors, including those described below. In light of the broad scope of factors and information considered, the Directors did not find it practicable to quantify or assign relative weights to the specific factors. The approval determinations were made on the basis of each Director’s business judgment after consideration of all the factors taken as a whole, although individual directors may have given different weights to certain factors and assigned various degrees of materiality to factors considered. Among other things, the Board considered the following matters and reached the following conclusions:

Nature, Extent and Quality of Investment Advisory Services. The Board, including the independent Directors, considered the nature, extent and quality of investment advisory services to be provided by Horizon Kinetics to the Fund. The Board reviewed the personnel and resources of Horizon Kinetics, including the education and experience of its investment professionals, and concluded that the services to be provided by Horizon Kinetics are appropriate and that the Fund is likely to benefit from the same.

Investment Performance. The Board reviewed the historical performance of the Fund and compared such prior performance with the performance of comparable advisers and investment companies. Although Horizon Kinetics does not currently manage any investment funds similar in size and scope to the Fund, the Board concluded that the favorable performance of Horizon Kinetics demonstrated by such comparisons was an important factor in their evaluation of the quality of services expected to be provided by Horizon Kinetics under the Advisory Agreement.

Costs of the Services Provided to the Fund. The Board considered comparative data from publicly available information with respect to services rendered and the advisory fees paid to investment advisors of other investment companies with similar investment objectives. The Board also considered the Fund’s operating expenses and expense ratio compared to such other companies, as well as how those might change as a result of the Advisory Agreement. Based on its review, the Board concluded that the fee structure under the Advisory Agreement was extremely favorable for shareholders given that the Fund does not pay any management fee on net assets less than $25 million. As of December 31, 2024, the Fund’s net assets were approximately $19.1 million. The Board also considered whether any indirect benefits would be expected to be realized by Horizon Kinetics from its relationship with the Fund. Although the terms of the proposed Investment Advisory Agreement contemplate that Horizon Kinetics may enter into “soft dollar” arrangements with non-affiliate brokers or dealers, as is typical in the industry, Horizon Kinetics has informed the Board that its current policies do not permit Horizon Kinetics to enter into such arrangements.

Profitability of the Investment Adviser. The Board reviewed the financial condition of Horizon Kinetics, which it determined to be sound, and the expected profitability of Horizon Kinetics as the Fund’s investment adviser, and concluded that the lack of management fees payable to Horizon Kinetics currently and the management fees that would be payable to Horizon Kinetics if assets were to increase above $25 million were reasonable taking into account the fees charged by other advisers for managing comparable investment companies.

Conflicts of Interest. The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel that will be assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Horizon Kinetics’ Code of Ethics. The Board concluded that Horizon Kinetics’ standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory and reasonable in light of its business.

Based on the information provided to the Board and its evaluation thereof, the Board, including a majority of independent directors, voted to approve the Advisory Agreement.

RENN Fund, Inc.

Directors and Officers

December 31, 2024 (Unaudited)

Interested Directors and Officers:
Name, Age and Address	Positions Held	Term of Office and Length of Service	Position(s) Held with the Fund, Principal Occupation(s) Current Portfolios in Fund During Past 5 Years, and Other Directorships
Murray Stahl(1) 470 Park Avenue South New York, NY 10016 Age: 71	Director and President of the Fund, Chief Executive Officer, Chairman of the Board	Since July 2017

Chairman, Chief Executive Officer, and Chief Investment Strategist of Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC (a registered investment advisor) (principal occupation).

Other Directorships:

Director, MSRH, LLC (2013 to present); Chairman, the FRMO Corp. (OTC: FRMO) (2001 to present); Director, Kinetics Mutual Funds, Inc. (2000 to present); Director, Bermuda Stock Exchange (2014 to present); Director, Texas Pacific Land Corp. (2021 to present); Chairman, Minneapolis Grain Exchange (2013 to present);

Russell Cleveland(2) 11520 N Central Expy Suite 162 Dallas, TX 75243 Age: 86	Director of the Fund	Since 1994

Director of AnchorFree, Inc. (2012 – 2018); Director of iSatori, Inc.,

formerly a Portfolio company (Nutraceutical Preparations) (2003 –

2015); Director of Cover-All Technologies, Inc., a non-portfolio public

Company (Insurance Software Licensing and Maintenance (2003 – 2015); Director of Access Plans, Inc. (Direct Mail and Advertising) (2008 – 2009); Director of BPO Management Services, Inc. (Business Process Outsourcing) (2006 – 2011); Director of CaminoSoft (Systems Software) (2004-2011); Director, RENN Universal Growth Investment Trust, PLC (1994 – 2015).

Eric Sites 470 Park Avenue South New York NY 10016 Age 46	Director of the Fund	Since July 2017

Portfolio Manager, Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC (a registered investment advisor) (principal occupation) (2011 to present).

Director, Bermuda Stock Exchange (2016 to present); Director, IL&FS

Securities Services Ltd (2021 to present); Director, Canadian Securities Exchange (2020 to present); Director, Consensus Mining and Seigniorage Corp (Cryptocurrency Mining) (2022 to present)

Alice C. Brennan 470 Park Avenue South, New York, New York 10016 Age: 72	Director of the Fund	Since July 2017

Independent Consultant (legal and compliance risk oversight)

(2014 to present); Senior Advisor, Advaita Capital (2021 to present);

Director, Greenback Renewal Energy Company II (Sustainable Infrastructure Company (2022 to present); Director, the FRMO Corp. (OTC: FRMO) (2021 to present); Director, Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC (a registered investment advisor) (2024 to present); Associate General Counsel & Chief Compliance Officer, Verizon Wireless (2000 - 2014).

RENN Fund, Inc.

DIRECTORS AND OFFICERS (Continued)
December 31, 2024 (Unaudited)

Independent Directors
Name, Age and Address	Positions Held	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
Douglas Cohen, CPA 470 Park Avenue South New York, New York 10016 Age: 63	Director of the Fund	Since December 2022

Chief Financial Officer, Sunrise Credit Services, Inc. (2005 - 2021);

Accounting Manager, Wagner & Zwerman, LLP (1997 - 2005); Senior

Accountant, Leon D. Alpern & Company (1985 - 1997); Independent

Director, Kinetics Mutual Funds (since 2001).

Anita L. Allen, CPA 470 Park Avenue South New York, NY 10016 Age: 67	Director of the Fund	Since June 2024

Independent Consultant (principal occupation) (2005 to present)

Consulting Partner, KPMG (1993 - 2005); Director, Currant, Inc, (since 2015); Director, Tingley Rubber Corporation (2016 - 2020); Director, National Association of Corporate Directors NJ (since 2014); Board President, The Center for Hope & Safety (2005 - 2014).

Melinda J. Newman 470 Park Avenue South, New York, NY 10016 Age: 59	Director of the Fund	Since June 2024

Senior Vice-President and Credit Team Leader, TCW Group (2015-2021); Senior Vice-President and Head of Corporate Credit Research, First Pacific Advisors, LLC (2013 - 2015); Managing Director and Senior Portfolio Manager, Post Advisory Group LLC (2004 - 2012); Director, FRMO Corp (since 2025), Director, Wharton Alumni for Boards (since 2023).

Other Officers
Name, Age and Address	Positions Held	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
Jay Kesslen 470 Park Avenue South New York, NY 10016 Age: 52	Vice-President	Since July 2017

General Counsel, Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC (a registered Investment adviser) (Principal occupation) (2011 to present); Chief Compliance Officer, Horizon Kinetics LLC (2015 -2016); Vice-President and General Counsel, Consensus Mining and Seigniorage Corporation (Cryptocurrency Mining) (2022 to present)

General Counsel, the FRMO Corp. (OTC: FRMO) (2014 to present)

Alun Williams 470 Park Avenue South New York, NY 10016 Age: 53	Treasurer	Since February 2021

Chief Operating Officer, Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC

(a registered Investment adviser) (since 2021), Director of Trading and Operations (2011 - 2021); Director, Consensus Mining and Seigniorage Corporation (Cryptocurrency Mining) (2021 to present)

RENN Fund, Inc.

DIRECTORS AND OFFICERS (Continued)
December 31, 2024 (Unaudited)

Russell Grimaldi 470 Park Avenue South New York, NY 10016 Age: 44	Chief Compliance Officer Secretary	Since December 2024 Since 2017

Chief Compliance Officer and Associate General Counsel, Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC, (a registered Investment adviser) (Principal occupation) (2011 to present); Secretary, Consensus Mining and Seigniorage Corporation (Cryptocurrency

Mining) (2021 to present).

(1)

Murray Stahl is a member of the Board of Directors (the “Board”) of Texas Pacific Land Corporation (“TPL”), a holding in certain client accounts and funds, including the Renn Fund, Inc. (“Renn”), which is managed by Horizon Kinetics Asset Management LLC (“HKAM”). Officers, directors and employees of HKAM may also hold substantial amounts of TPL, both directly and indirectly, in their personal accounts. HKAM seeks to address potential conflicts of interest through the adoption of various policies and procedures, which include both electronic and physical safeguards. All personal and proprietary trading is also subject to HKAM’s Code of Ethics and is monitored by the firm’s Legal and Compliance Department. As a result of Murray Stahl being on the Board of TPL, he does not have any trading authority over shares of TPL. All trading decisions for TPL in Murray Stahl’s personal accounts and in client accounts and funds where he remains a portfolio manager has been delegated to another portfolio manager.

(2)

Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a Director and limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

RENN Fund, Inc.

Service Providers

December 31, 2024 (Unaudited)

Corporate Offices

RENN Fund, Inc.
c/o Horizon Kinetics Asset Management LLC — 8th Floor South
470 Park Avenue South
New York, NY 10016
Phone: (646) 291-2300
Fax: (646) 403-3597
Website: https://horizonkinetics.com/products/closed-end-funds/renn/

Registrar and Transfer Agent

Equiniti Trust Company, LLC (“EQ”)
48 Wall Street, Floor 23
New York, NY 10005
Phone: (877) 749-4980 extension 6412

Fund Administrator

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
Phone: (215) 979-8800

This page intentionally left blank.

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that Mr. Douglas Cohen is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended December 31, 2024. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table presents fees paid by the Fund for professional services rendered by Tait, Weller & Baker LLP for the year ended December 31, 2024 and for the year ended December 31, 2023.

	2024	2023
Fee Category	Fees	Fees

Audit Fee	$29,000	$29,000
Audit-Related Fees	$-	$-
Tax Fees	$4,000	$4,000
Total Fees	$33,000	$33,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP for the year ended December 31, 2024 and for the year ended December 31, 2023, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2024	FYE 12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2024	FYE 12/31/2023
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

The Registrant has an Audit Committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Registrant’s Audit Committee are Douglas Cohen and Alice C. Brennan.

Item 6. Schedule of Investments.

(a)	See the Annual Report to Shareholders under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included in Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	INTRODUCTION AND OVERVIEW

Horizon Kinetics LLC (“HK”), on behalf of Horizon Kinetics Asset Management LLC (“Horizon”), (Horizon will be referred to as the “Adviser”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Horizon is the investment adviser to retail and institutional separate accounts, various private funds, and a registered investment company, Kinetics Mutual Funds, Inc., which invests all of its investable assets in a corresponding portfolio series of the Kinetics Portfolio Trust (collectively the investment products managed by the Adviser, referred to herein as the “Clients”). Horizon is also sub-adviser to certain UCITs products, a closed-end fund and acts as sub-adviser to registered investment companies.

Pursuant to these Policies and Procedures, the Adviser shall vote proxies (a) on behalf of Kinetics Portfolios Trust (b) the RENN Fund, Inc. and (c) on behalf of their other Clients, for whom the Adviser has been given and agreed to accept voting authority. The fundamental guideline followed by the Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interests of their Clients and the values of the investments.

II.	ADMINISTRATION

Proxy Voting Administration Through the Institutional Shareholder Services System: The Adviser has delegated responsibility for the administration of proxy voting to Institutional Shareholder Services Inc. (“ISS”), a Delaware corporation.

Responsibilities of ISS:

a.	process all proxies received in connection with underlying portfolio securities held by the Adviser’s Clients;

b.	apply ISS’ proxy voting procedures (hereinafter, the “ISS Proxy Voting Guidelines”), which the Adviser has reviewed, analyzed, and determined to be consistent with the views of the Adviser on the various types of proxy proposals[1]; and

c.	maintain appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of ISS.

[1]	In cases where ISS cannot provide a recommendation, they will notify the Adviser, or otherwise will vote “No.”

Responsibilities of the Adviser:

The Adviser’s Policies and Procedures incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. A copy of the current ISS Proxy Voting Guidelines Summary is attached hereto at Appendix A and is incorporated herein by reference.

The Adviser, as appropriate, authorize and instruct each Client’s custodian to forward all proxy statements and ballots directly to ISS, who votes the proxies. The Adviser reviews and updates ISS’ Client list on a periodic basis.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue, and ISS does not provide a recommendation, ISS notifies the Adviser’s Proxy Administrator and the Legal and Compliance Department. The Proxy Administrator will review the proxy with the Chief Compliance Officer (“CCO”), General Counsel (“GS”) or Chief Investment Strategist (“CIS”), or their delegate(s), to determine whether the Adviser should vote the proxy. In determining whether to vote a particular proxy, the Adviser will consider a variety of factors, including, but not limited to, the costs associated with voting, whether the proxy is in a foreign market and the feasibility of registering in that market, and the potential benefit derived from the vote. If the Adviser determines to vote the proxy, the Proxy Administrator will instruct ISS accordingly.

In evaluating how to vote a proxy, the CCO, GC, CIS, or their delegate(s) may consider a variety of factors, including, but not limited to, information from various sources, including management of a company presenting a proposal, shareholder groups, and independent proxy research services. The CCO, GC, CIS, or their delegate(s) will use his or her best judgment in voting proxies on behalf of Clients.

Proxy Administrator. The Adviser designates the General Counsel, or his designee(s) as its Proxy Administrator (“Proxy Administrator”). In addition to the duties described above, the Proxy Administrator also reviews questions and responds to inquiries from Clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

Monitoring the ISS Proxy Voting Guidelines. Periodically, on request, the Adviser will require ISS to provide a report and/or representation that all proxies voted by ISS on behalf of the Adviser’s Clients during the applicable period were voted in accordance with the ISS Proxy Voting Guidelines.

The CCO, GC or CIS of the Adviser and the Proxy Administrator shall review the ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with the Adviser’s views on the various types of proposals covered by the ISS Proxy Voting Guidelines. The CCO, GC or CIS will also review any material changes made by ISS to the ISS Proxy Voting Guidelines.

When reviewing the ISS Proxy Voting Guidelines, the Adviser will consider, among other things, whether the Guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interest of its Clients. The Adviser also shall review the Adviser’s Proxy Policies and Procedures and the ISS Proxy Voting Guidelines to make certain that both comply with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre- determined proxy voting guidelines, which the Adviser believes is in the best interests of their clients. The adherence to pre-determined proxy voting guidelines by the Adviser and ISS helps reduce conflicts of interests and helps ensure that proxy votes are cast in accordance with the best interests of the Adviser’s Clients.

Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of the Adviser, the proxy will be voted strictly in conformity with the recommendation of ISS.

To the extent ISS has a conflict of interest as it relates to the recommendation of a proxy proposal, the Adviser has established measures reasonably designed to identify and address ISS’ conflicts of interest. The Adviser has contractually agreed with ISS such that ISS is required to immediately notify the Adviser if ISS believes there exists a conflict with its obligation to issue proxy proposal recommendations. Such notice shall contain a disclosure which shall enable the Adviser to (a) understand the relationship or interest and the steps taken by ISS to mitigate the conflict, and (b) make an assessment of the reliability or objectivity of the recommendation. The Adviser shall also periodically review the ISS report detailing the reasoning behind particular proposal recommendations and in instances where the Adviser determines the reasoning is biased or otherwise inconsistent with ISS’ obligations, the Adviser shall review and vote such proxy proposals without regard to ISS’ recommendation. Moreover, the Adviser shall conduct periodic due diligence on ISS, with a goal of identifying any material relationships with publicly traded companies that may create potential conflicts of interest in the future. The Adviser will memorialize instances where they were conflicted and instances where the Adviser or ISS determine that ISS is conflicted.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the CCO, GC or CIS of the Adviser. The CCO, GC or CIS of the Adviser would then provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

In the case of Kinetics Portfolios Trust, the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by a Portfolio to the Board of Trustees of Kinetics Portfolios Trust at the next formal meeting of the Portfolio’s Board of Trustees.

In the case of the RENN Fund, Inc., the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by the fund to the Board of Directors of the RENN Fund, Inc. at the next formal meeting of the fund’s Board of Directors.

In the case of accounts and funds other than Kinetics Portfolios Trust and the RENN Fund, Inc., the Adviser: (i) shall maintain an appropriate record of each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by an Other Client.

As a matter of policy, the employees of the Adviser who manages proxy voting through ISS shall not be influenced by outside sources.

III.	REPORTING AND RECORD RETENTION

The Adviser or ISS will maintain the following records relating to proxy votes cast under these Proxy Policies and Procedures.

I.	A copy of these Proxy Policies and Procedures.

II.	A copy of the ISS Proxy Voting Guidelines.

III.	A copy of proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC’s EDGAR system).

IV.	Records of each vote cast on behalf of Clients including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Adviser casts its vote on the matter; (viii) how the Adviser casts their votes (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Adviser casts their votes for or against management.

IV.	A copy of any document created by the CCO or Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a Client or that memorialized the basis for the decision.

V.	A copy of each written Client request for proxy voting information and a copy of any written response by the Adviser.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

The most recent copy of the Proxy Policies and Procedures are available on HK’s website at www.horizonkinetics.com, as well as www.kineticsfunds.com. Questions related to the Advisers’ Proxy Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

Horizon Kinetics LLC Attn:
Proxy Administrator

470 Park Avenue South

New York, NY 10016

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Murray Stahl serves as the Chairman of the Board, President, Chief Executive Officer, Co-Portfolio Manager and a Director of the Fund since 2017.

Mr. Stahl is the Chief Investment Strategist for Horizon Kinetics Asset Management LLC (“Horizon”), the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics Holding Corporation (OTC: HKHC). He is compensated by an annual salary and dividends as a shareholder of Horizon Kinetics Holding Corporation. The Fund does not have an incentive fee arrangement. In addition to the Fund and as of December 31, 2024, Mr. Stahl, through Horizon, is responsible for the oversight and management of 10 other registered investment companies with assets of $2.7 billion, 16 other pooled investment vehicles with assets of $1.8 billion and 16 non-pooled accounts in which an advisory fee is based on performance with assets of $122 million, and 665 other accounts with assets of $2.06 billion. Mr. Stahl’s value of his ownership in the Fund was between $500,000 and $1,000,000 at December 31, 2024.

Mr. Stahl is a member of the Board of Directors of Texas Pacific Land Corporation (NYSE: TPL), a position he has held since 2021. As TPL is a significant holding in the Fund and other accounts managed by Horizon, the Investment Adviser seeks to address potential conflicts of interest through the adoption of various policies and procedures, which include both electronic and physical safeguards. Mr. Stahl does not exercise discretion over TPL within the Fund or any other account; rather, discretion rests with the Fund’s other Co-Portfolio Managers.

Steven Bregman serves as Co-Portfolio Manager of the Fund since 2021.

Mr. Bregman is the President of Horizon Kinetics Asset Management LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics Holding Corporation (OTC: HKHC). He is compensated by an annual salary and distributions as a shareholder of Horizon Kinetics Holding Corporation. The Fund does not have an incentive fee arrangement. As of December 31, 2024, Mr. Bregman, through Horizon, is responsible for the oversight and management of 9 other registered investment companies with assets of $3.5 billion, 10 other pooled investment vehicles with assets of $941 million, 2 non-pooled accounts in which the advisory fee is based on performance with assets of $0.83 million, and 1000 other accounts with assets of $1.1 billion. Mr. Bregman’s value of his ownership in the Fund was between $1 - $10,000 at December 31, 2024.

Peter Doyle serves as Co-Portfolio Manager of the Fund since 2021.

Mr. Doyle is Managing Director of Horizon Kinetics Asset Management, LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics Holding Corporation (OTC: HKHC). He is compensated by an annual salary and distributions as a shareholder of Horizon Kinetics Holding Corporation. The Fund does not have an incentive fee arrangement. As of December 31, 2024, Mr. Doyle, through Horizon, is responsible for the oversight and management of 10 other registered investment companies with assets of $3.5 billion, 10 other pooled investment vehicles with assets of $1.5 billion in which the advisory fee is based on performance, and 121 other accounts with assets of $206 million. Mr. Doyle’s value of his ownership in the Fund was between $10,001 - $50,000 at December 31, 2024.

Item 14.	Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934. Purchases of the Fund’s shares during the year ended December 31, 2024 by Affiliated Purchasers described in this paragraph are outlined in the table below.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares* (or Units) Purchased	(b) Average Price Paid per Share (of unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2024	1,779	$1.68	-	-
February 2024	2,139	1.65	-	-
March 2024	1,197	1.61	-	-
April 2024	1,263	1.63	-	-
May 2024	1,299	1.63	-	-
June 2024	5,000	1.67	-	-
July 2024	12,444	1.78	-	-
August 2024	27,383	1.81	-	-
September 2024	26,372	1.97	-	-
October 2024	29,284	2.13	-	-
November 2024	25,746	2.35	-	-
December 2024	25,231	2.57	-	-

*	Certain Affiliated Purchasers may own shares indirectly through other entities and disclaim beneficial ownership over all or a portion of their shares reported herein.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act. No such proposals were received.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1) Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Principal Financial Officer and Chief Executive Officer

Date: March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the undersigned on behalf of the Fund and in the capacities and on the date indicated.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Principal Financial Officer and Chief Executive Officer

Date: March 10, 2025